Exhibit 10.13

                           CSX MARKET VALUE CASH PLAN


1.       Purpose

The CSX Market Value Cash Plan (the "Plan") is established to compensate employees of the Company or a Subsidiary who, by virtue of their responsibilities or positions, are most likely to have the opportunity to enhance long-term performance of the Company and shareholder value. The Company believes that compensation programs tied to the value of the Company's common stock stimulate the efforts of those employees upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business and will further the identification of those employees' interests with those of the Company's shareholders.


2.      Definitions

Unless the context clearly indicates to the contrary, the singular shall include the plural and the masculine shall include the feminine.

As used in the Plan, the following terms have the indicated meanings:

        (a) "Agreement" means a Special Award Agreement made by and between the Company and a Participant pursuant to the Plan.

        (b) "Business Day" means, if relevant to a determination of the value of Company Stock, a day on which shares of Company Stock are or could be traded on the New York Stock Exchange.

        (c) "Cash Value Amount" means an amount payable to a Participant upon the Company Stock achieving or being deemed to have achieved a Market Price Threshold pursuant to Paragraphs 3(b) or 4(d) of the Plan.

        (d) "Cause" means a Participant's: (i) act or acts of personal dishonesty intended to result in substantial personal enrichment at the expense of the Company or a Subsidiary; (ii) repeated violations of the Participant's responsibilities which are demonstrably willful and deliberate and which are not remedied in a reasonable period of time after receipt of written notice from the Company or a Subsidiary; or
        (iii) conviction of a felony involving moral turpitude.

        (e) "Change of Control" means any of the following:

               (i)    Stock Acquisition.  The acquisition, by   any  individual,
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                      entity or group [within  the  meaning of Section  13(d)(3)
                      or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated
                      under  the   Exchange  Act)  of  20%  or  more  of  either
                      (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (B) the combined voting power of the then outstanding voting
                      securities  of   the   Company  entitled to vote generally
                      in   the   election  of   directors    (the   "Outstanding
                      Company  Voting Securities");  provided, however, that for
                      purposes  of   this   subparagraph   (i),  the   following
                      acquisitions  shall  not  constitute  a Change of Control:
                      (A) any

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                      acquisition directly from the Company;(B)  any acquisition by the Company;(C) any acquisition by any employee benefit
                      plan (or related  trust)  sponsored or   maintained by the
                      Company or any corporation controlled by  the Company;  or
                      (D) any  acquisition  by  any  corporation   pursuant to a
                      transaction which complies with clauses (A), (B) and (C) of subparagraph (iii) of this Paragraph 2(e); or

               (ii)   Board  Composition.  Individuals  who, as of the effective
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                      date  hereof,  constitute  the  Board  of   Directors (the
                      "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided,
                      however,  that   any  individual  becoming   a    director
                      subsequent to that date whose election or nomination for election by the Company's shareholders, was approved by a
                      vote  of   at   least  a  majority  of the directors  then
                      comprising  the  Incumbent   Board  shall be considered as
                      though  such individual  were a  member  of the  Incumbent
                      Board,  but    excluding,  for   this   purpose,  any such
                      individual whose initial assumption of office occurs as a result of an actual or threatened election contest with
                      respect   to   the   election   or  removal   of directors
                      or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

               (iii)  Business  Combination. Approval by the shareholders of the
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                      Company of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or its principal subsidiary that is
                      not  subject,  as  a  matter   of  law  or   contract,  to
                      approval  by   the  Surface  Transportation Board  or  any
                      successor agency or regulatory  body  having  jurisdiction
                      over  such   transactions    (the "Agency")   (a "Business
                      Combination"),  in     each    case,    unless,  following
                      such Business Combination:

                      (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or its principal subsidiary or all or substantially all of the assets of the Company or its principal subsidiary either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                      (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined

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                             voting  power of  the  then   outstanding    voting
                             securities  of  such  corporation  except   to  the
                             extent   that   such   ownership   existed    prior
                             to    the   Business Combination; and

                      (C) at least a majority of the members of the board of directors resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

               (iv)   Regulated   Business   Combination.    Approval   by   the
                      ----------------------------------
                      shareholders of the Company of a Business Combination that is subject, as a matter of law or contract, to approval by the Agency (a "Regulated Business Combination") unless such Business Combination complies with clauses (A), (B) and (C) of subparagraph (iii) of this Paragraph 2(e); or

               (v)    Liquidation or Dissolution.  Approval by the  shareholders
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                      of the Company of a complete liquidation or dissolution of the Company or its principal subsidiary.

        (f) "Committee" means the Compensation Committee of the Board of Directors of the Company.

        (g) "Company" means CSX Corporation.

        (h) "Company Stock" means the common stock of the Company and rights, options or warrants for the purchase of securities of the Company which may be issued with shares of common stock pursuant and subject to plans or agreements adopted or entered into from time to time by the Company.

        (i) "Deferral Election" shall have the meaning set forth in Paragraph 3(d).

        (j) "Disability" means the inability to perform the services for which a Participant was employed as a result of a physical or mental impediment entitling the Participant to begin receiving benefits under the CSX Salary Continuation and Long-Term Disability Plan.

        (k) "IRC" means the Internal Revenue Code of 1986 as amended.

        (l) "Market Price" means the average of the high and the low price of a share of Company Stock on the New York Stock Exchange (or the average of the bid and asked prices if there were no sales) on any Business Day as reported in The Wall Street Journal.

        (m) "Market Price Threshold" shall have the meaning set forth in Paragraph 3(b).

        (n) "Payment Date" shall  have  the meaning set forth in Paragraph 3(c).

        (o) "Purchase Loan" means an extension of credit to a Participant by the Company to purchase shares of Company Stock, evidenced by a Stock Purchase Pledge and Loan Agreement made by and between the Participant and the Company pursuant to the CSX Corporation Stock Purchase and Loan Plan.

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

        (p) "Retirement" means termination of employment (for reasons other than Cause) (i) at or after age 65, or (ii) after age 55 with at least 10 years of service with the Company and/or a Subsidiary.

        (q) "Subsidiary" means a corporation more than 50% of the voting shares of which are owned directly or indirectly by the Company.

        (r) "Supplementary Savings Plan" means the Supplementary Savings and Incentive Award Deferral Plan for Eligible Executives of CSX Corporation and Affiliated Companies, as amended from time to time.

        (s) "Table" means the table of Market Price Thresholds and corresponding Cash Value Amounts as set forth in an Agreement for the purpose of determining the value of a Unit.

        (t) "Unit" means an interest in the Plan that may be granted to a Participant pursuant to Paragraph 3(a).


3.      Units; Cash Value Amount

        (a) The Company may, in an Agreement made pursuant to this CSX Market Value Cash Plan and subject to the approval of the Committee, grant Units to a Participant.

        (b) If at any time after the Effective Date of an Agreement and prior to January 1, 2003, the Market Price of the Company Stock equals or exceeds one of the amounts specified as a Market Price Threshold in the Table (a "Market Price Threshold") for a period of fifteen (15) consecutive Business Days, the Market Price Threshold will be achieved and, with respect to each such Market Price Threshold, the corresponding Cash Value Amount specified in the Table for each Unit held by the Participant shall be payable to the Participant. Once a Market Price Threshold has been achieved or deemed to have been achieved during the term of an Agreement with respect to a Participant, it shall not again be achieved or deemed to be achieved during such term of the Agreement with respect to such Participant.

        (c) Unless a valid Deferral Election has been made as provided for in Paragraph 3(d), Cash Value Amounts will be paid to the Participant as soon as practicable following the month in which the corresponding Market Price Threshold is achieved (the "Payment Date").

        (d) If a Participant is eligible to participate in the Supplementary Savings Plan, with respect to a specified calendar year, the Participant may elect in writing, on forms provided by the Committee, to defer payment of any Cash Value Amounts which would otherwise become payable as a result of any Market Price Threshold which is achieved (or is deemed to be achieved under Paragraph 4(d)) in such calendar year (the "Deferral Election"). Deferral Elections must be filed with the
        Committee prior to the beginning of the calendar year to which they relate and will be irrevocable as of the first day of the calendar year to which they relate. Cash Value Amounts shall be deferred pursuant to the Supplementary Savings Plan, shall be credited on the Payment Date to an account therein, and shall be payable at the time and in the manner provided for under the Supplementary Savings Plan; provided, however, that except in the case of death, Disability or Change of Control as defined in the Plan, the Participant may not begin receiving distributions from his account prior to January 1, 2005. Nothing in the Plan or

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

        an Agreement  shall  grant  a  Participant any right to participate   in
        the Supplementary Savings Plan.

4.      Termination of Employment; Change of Control

If, after the Effective Date of an Agreement and prior to January 1, 2003, a Participant's employment terminates for any reason, or a Change of Control occurs, the following provisions shall apply notwithstanding any other terms in the Agreement to the contrary:

        (a) Death, Disability or Retirement. If the Participant's termination of
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        employment  results  from  his  death,  Disability  or  Retirement,  the
        Participant shall cease to accrue benefits under Paragraphs 3(b) and 4(d) of the Plan on the date which is the earlier of three (3) years following said termination of employment or December 31, 2002.

        (b)  Voluntary  or  Involuntary   Termination.   If  the   Participant's
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        termination  of  employment  is either  voluntary  or  involuntary,  the
        Participant shall cease to accrue benefits under Paragraphs 3(b) and 4(d) of the Plan immediately upon said termination of employment.

        (c) Divisive Transaction.  If the Participant's  employer ceases to be a
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        Subsidiary or if there is a sale of substantially all of the assets of a
        Subsidiary which is the Participant's employer, the Participant shall cease to accrue benefits under Paragraphs 3(b) and 4(d) of the Plan immediately upon the closing of such divisive transaction. The foregoing shall apply whether or not the Participant continues in the employ of such Subsidiary but shall not apply should the Participant continue in the employ of the Company or another Subsidiary not part of the divisive transaction.

        (d) Change of Control.  If, after the Effective Date of an Agreement and
            -----------------
        prior to January 1, 2003, a Change of Control occurs, for purposes of Paragraph 3(b) all Market Price Thresholds shall be deemed to have been achieved; the Payment Date shall be a date, as determined by the Committee, not later than ninety (90) days following said Change of Control, unless a valid Deferral Election has been made as provided for in Paragraph 3(d), in which case, with respect to those Cash Value Amounts subject to such Deferral Election, the Payment Date shall be a date not later than seven (7) days following said Change of Control; and the Participant shall cease to accrue benefits under Paragraphs 3(b) and 4(d) of the Plan immediately after the later of the applicable Payment Dates.

        (e) Certain Terms of  Agreements.  Notwithstanding  any provision of the
            ----------------------------
        Plan to the contrary, in the discretion of the Committee, an Agreement may provide, to the extent deemed appropriate by the Committee to eliminate or reduce the applicability or impact of Sections 280G and/or 4999 of the IRC, for a reduction of any benefit under the Plan.


5.      Miscellaneous

        (a)  Administration  of the Plan. The Committee shall be responsible for
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        administering  the  Plan  and  shall  have the  power  to  construe  and interpret the Plan. The Committee may appoint such agents, who need not be members of the Committee and who may be employees of the Company or a Subsidiary, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and duties as the Committee may deem appropriate

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

        and that are not inconsistent with the intent of the Plan. A decision of the Committee shall be final and conclusive on all persons, except to the extent otherwise provided by law.

        (b) Term of the Plan.  The Plan  became  effective  on  October 7, 1998.
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        Unless  extended,  amended or  terminated  by action of the Committee as provided for in subparagraph (c) below, the Plan shall remain in effect until December 31, 2002, and shall terminate on that date. No new Units shall be granted after the termination date; provided, however, that Agreements entered into before termination of the Plan shall remain in effect in accordance with their terms.

        (c) Termination and Modification.  The Plan may be extended,  amended or
            ----------------------------
        terminated at any time by action of the Committee. An extension, amendment or termination of the Plan shall not, without consent of the affected Participant, adversely impact a Participant's rights under an Agreement previously made pursuant to the Plan.

        (d) Notices. All notices,  requests and other communications required or
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        permitted  to be given  under the Plan shall be in writing  and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid as follows: (i) if to the Company, at its principal business address to the attention of the Corporate Secretary;
        (ii) if to any Participant, at the last address of the Participant known to the sender at the time the notice or communication is sent.

        (e) No  Contract  for  Employment.  The  existence  of the Plan does not
            -----------------------------
        constitute a contract for continued employment between a Participant and the Company or its Subsidiaries.

        (f)  Unsecured  Creditor;  Non-Alienation.  The rights of a  Participant
             -------------------
        under the Plan and Agreement shall be solely those of an unsecured creditor of the Company and the Company's promise to pay benefits under an Agreement entered into pursuant to the Plan shall be an unfunded promise. A Participant's right to benefits under the Plan and an Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by the Participant's creditors.

        (g)  Governing  Law.  The  terms of the Plan  shall be  governed  by and
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        construed in accordance with the laws of the Commonwealth of Virginia.

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